SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): November, 2005

                            EAGLE BULK SHIPPING INC.
           (Exact name of each Registrant as specified in its Charter)

    Marshall Islands                  000-51366               98-0453513
(State or other jurisdiction   (Commission File Number)     (IRS employer
     of incorporation or                                  identification no.)
        organization)

29 Broadway                                                      10006
New York, New York                                             (Zip Code)
   (Address of principal
     executive offices)

(Registrant's telephone number, including area code): (212) 785-2500

Item 2.02 Results of Operations and Financial Condition.

On November 14, 2005, the Registrant issued a press release relating to its Third Quarter 2005 results and the declaration of future dividends. A copy of the press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

November 14, 2005
                                      EAGLE BULK SHIPPING INC.

                                      By:  /s/ Sophocles N. Zoullas
                                           ------------------------
                                           Sophocles N. Zoullas
                                           Chief Executive Officer and President
25083.0001 #617781